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                                                                                              JACKSON NATIONAL LIFE
                                                                                   INSURANCE COMPANY OF NEW YORK(SM) [GRAPH OMITTED]

perspective II (R) (10/04)
FIXED AND VARIABLE ANNUITY APPLICATION (VA220NY)                                       Home Office - 2900 Westchester Ave., Ste. 305
See back page for mailing address.                                                                                Purchase, NY 10577
USE DARK INK ONLY                                                                                                      WWW.JNLNY.COM

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REGISTRATION INFORMATION
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OWNER'S NAME                                    Date of Birth (mm/dd/yyyy)                      SSN/TIN (include dashes)

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Home Address (number and street)                CITY, STATE, ZIP

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Age             Sex       U.S. Citizen     Phone No. (include area code)        E-Mail Address          Broker/Dealer Account Number
            __ M  __ F    __ Yes __ No
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JOINT OWNER'S NAME (Proceeds will be distributed in accordance with the Contract                SSN/TIN (include dashes)
on the first death of either Owner. Spousal Joint Owner may continue the Contract.)

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Home Address (number and street)                CITY, STATE, ZIP                        Relationship to Owner

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Date of Birth (mm/dd/yyyy)      Age     Sex        U.S. Citizen         Phone No. (include area code)           E-Mail Address
                                     __ M  __ F    __ Yes __ No
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ANNUITANT'S NAME (if other than Owner)                                                          SSN/TIN (include dashes)

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Home Address (number and street)                CITY, STATE, ZIP

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Date of Birth (mm/dd/yyyy)      Age     Sex        U.S. Citizen         Phone No. (include area code)           E-Mail Address
                                     __ M  __ F    __ Yes __ No
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JOINT ANNUITANT'S NAME                                                                          SSN/TIN (include dashes)

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Date of Birth (mm/dd/yyyy)      Age        Sex             U.S. Citizen            Phone No. (include area code)
                                        __ M  __ F         __ Yes __ No
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BENEFICIARY DESIGNATION
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Percentages must equal 100% for each beneficiary type.  For additional beneficiaries, please attach a separate sheet, signed and dated by the Owner, which includes names, percentages, and other required information.
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                 Name                         SSN/TIN (include dashes)                                Percentage (%)
Primary
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                 Relationship to Owner        Address (number and street)                       City, State, ZIP

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                 Name                         SSN/TIN (include dashes)                                Percentage (%)
__ Primary
__ Contingent    -------------------------------------------------------------------------------------------------------------------
                 Relationship to Owner        Address (number and street)                        City, State, ZIP

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                 Name                         SSN/TIN (include dashes)                                Percentage (%)
__ Primary
__ Contingent    -------------------------------------------------------------------------------------------------------------------
                 Relationship to Owner        Address (number and street)                        City, State, ZIP

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                 Name                         SSN/TIN (include dashes)                                Percentage (%)
__ Primary
__ Contingent    -------------------------------------------------------------------------------------------------------------------
                 Relationship to Owner        Address (number and street)                        City, State, ZIP

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ANNUITY TYPE                                                                          TRANSFER INFORMATION

__ Non-Tax Qualified                       __ IRA - Individual*                       __ IRC 1035 Exchange
__ 401(k) Qualified Savings Plan           __ IRA - Custodial*                        __ Direct Transfer
__ HR-10 (Keogh) Plan                      __ IRA - Roth*                             __ Direct Rollover
__ 403(b) TSA (Direct Transfer Only)       *Tax Contribution Years and Amounts:       __ Non-Direct Rollover
__ IRA - SEP                               Year: _____  $______________               __ Roth Conversion
__ Other __________________________        Year: _____  $______________

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REPLACEMENT * Must be completed for "Good Order"
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*ARE YOU REPLACING AN EXISTING LIFE INSURANCE POLICY OR ANNUITY CONTRACT? __ YES __ NO    IF "YES", PLEASE COMPLETE THIS SECTION.
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Company Name                                    Contract No.                    Anticipated Transfer Amount
                                                                                $
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Company Name                                    Contract No.                    Anticipated Transfer Amount
                                                                                $
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OPTIONAL DEATH BENEFIT - ONCE SELECTED, OPTIONAL BENEFITS CANNOT BE CHANGED.

If the Optional Death Benefit is not selected, your beneficiary(ies) will receive the standard death benefit. Please see the prospectus for details.

   __ Highest Anniversary Value Death Benefit

                                 ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.
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OPTIONAL BENEFITS - ONCE SELECTED, OPTIONAL BENEFITS CANNOT BE CHANGED.

A. CONTRACT ENHANCEMENT OPTIONS /1/
   (MAY SELECT ONLY ONE)
     __ 2% of first-year premium /2/
     __ 3% of first-year premium /2/
     __ 4% of first-year premium /2/

B. WITHDRAWAL OPTIONS
     __ 20% Additional Withdrawal Benefit /3/ /4/
     __ 3-Year Withdrawal Charge Schedule
     __ 5-Year Withdrawal Charge Schedule /4/

C.  GUARANTEED LIVING BENEFIT OPTIONS /5/
    (MAY SELECT ONLY ONE)
     __ SafeGuard 7 Plus(SM)
        (Guaranteed Minimum Withdrawal Benefit)
     __ LifeGuard(SM) 5
        (5% For Life Guaranteed Minimum Withdrawal Benefit)
     __ LifeGuard(SM) 4
        (4% For Life Guaranteed Minimum Withdrawal Benefit)
     __ FutureGuard(SM)
        (Guaranteed Minimum Income Benefit)

/1/ Please complete the Important Disclosure Regarding the Contract Enhancement.
/2/ Selection of the 2%, 3%, or 4% Contract Enhancement option will prohibit allocation or transfer of any premium to the 3, 5, or
    7-Year Fixed Account Options during the Recapture period of that selected option.
/3/ May not be selected in combination with the 3% or 4% Contract Enhancement.
/4/ May not be selected in combination with the 3-Year Withdrawal Charge Schedule.
/5/ The GMIB and GMWB may not be appropriate for Owners who will be subject to any minimum distribution requirements under an IRA or other qualified plan prior to the expiration of 10 contract years. Exercise of the GMWB benefit after the required minimum distribution beginning date under an IRA or other qualified plan may not be appropriate.
    Please consult a tax advisor on this and other matters of selecting income options.

                           ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.
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INITIAL PREMIUM                                                         INCOME DATE
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Amount of premium with application: $__________________                 PLEASE SPECIFY DATE (mm/dd/yyyy): _________________
MAKE ALL CHECKS PAYABLE TO JACKSON NATIONAL LIFE INSURANCE              If an Income Date is not specified, age 90 (age 70 1/2 for
COMPANY OF NEW YORK(SM)                                                 Qualified Plans) of the Owner will be used.
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ELECTRONIC RECEIPT OF STATEMENTS/CORRESPONDENCE
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I consent __ I do not consent __ to electronic delivery of annual and semi-annual reports, quarterly and immediate confirms, prospectuses and prospectus supplements, and related correspondence (except) _________________________ from Jackson National Life of
New York, when available.

There is no charge for electronic delivery. Please make certain you have given us a current e-mail address. Also let us know if that
e-mail address changes as we will need to notify you of a document's availability through e-mail. To view an electronic document, you will need Internet access. You may request paper copies, whether or not you also decide to revoke your consent for electronic delivery, at any time and for no charge. Please contact the appropriate JNL/NY Service Center to update your e-mail address, revoke your consent to electronic delivery, or request paper copies.
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CAPITAL PROTECTION PROGRAM
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__ Yes  PLEASE COMPLETE SUPPLEMENTAL APPLICATION N3144.
__ No  PLEASE PROCEED TO THE PREMIUM ALLOCATION SECTION.
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                                                      TOTAL NUMBER OF ALLOCATIONS MAY NOT EXCEED 18
PREMIUM ALLOCATION                               WHOLE PERCENTAGES ONLY * TOTAL ALLOCATION MUST EQUAL 100%
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NUMBER          PORTFOLIOS
196   ____%  JNL(R)/AIM Large Cap Growth                                NUMBER         PORTFOLIOS
195   ____%  JNL/AIM Small Cap Growth
114   ____%  JNL/Alger Growth                                           189   ____%  JNL/Mellon Capital Management Financial Sector
125   ____%  JNL/Alliance Capital Growth                                188   ____%  JNL/Mellon Capital Management Pharmaceutical/
115   ____%  JNL/Eagle Core Equity                                                   Healthcare Sector
116   ____%  JNL/Eagle SmallCap Equity                                  187   ____%  JNL/Mellon Capital Management Technology Sector
150   ____%  JNL/FMR Balanced                                           054   ____%  JNL/Mellon Capital Management Enhanced S&P 500
101   ____%  JNL/FMR Capital Growth                                                  Stock Index
126   ____%  JNL/JPMorgan International Value                           173   ____%  JNL/Oppenheimer Global Growth
132   ____%  JNL/Lazard Mid Cap Value                                   174   ____%  JNL/Oppenheimer Growth
131   ____%  JNL/Lazard Small Cap Value                                 127   ____%  JNL/PIMCO Total Return Bond
123   ____%  JNL/Mellon Capital Management S&P 500(R) Index             105   ____%  JNL/Putnam Equity
124   ____%  JNL/Mellon Capital Management S&P(R) 400                   113   ____%  JNL/Putnam International Equity
             MidCap Index                                               148   ____%  JNL/Putnam Midcap Growth
128   ____%  JNL/Mellon Capital Management Small Cap Index              106   ____%  JNL/Putnam Value Equity
129   ____%  JNL/Mellon Capital Management International Index          136   ____%  JNL/Salomon Brothers High Yield Bond
133   ____%  JNL/Mellon Capital Management Bond Index                   110   ____%  JNL/Salomon Brothers Strategic Bond
147   ____%  JNL/Mellon Capital Management The Dow(SM) 10               109   ____%  JNL/Salomon Brothers U.S. Government & Quality
178   ____%  JNL/Mellon Capital Management The S&P 10                                Bond
175   ____%  JNL/Mellon Capital Management Global 15                    104   ____%  JNL/Select Balanced
176   ____%  JNL/Mellon Capital Management 25                           103   ____%  JNL/Select Global Growth
177   ____%  JNL/Mellon Capital Management Select Small-Cap             102   ____%  JNL/Select Large Cap Growth
224   ____%  JNL/Mellon Capital Management JNL 5                        107   ____%  JNL/Select Money Market
222   ____%  JNL/Mellon Capital Management NASDAQ(R) 15                 179   ____%  JNL/Select Value
223   ____%  JNL/Mellon Capital Management Value Line(R) 25             111   ____%  JNL/T. Rowe Price Established Growth
225   ____%  JNL/Mellon Capital Management VIP                          112   ____%  JNL/T. Rowe Price Mid-Cap Growth
191   ____%  JNL/Mellon Capital Management Communications Sector        149   ____%  JNL/T. Rowe Price Value
185   ____%  JNL/Mellon Capital Management Consumer Brands Sector
190   ____%  JNL/Mellon Capital Management Energy Sector                THE FOLLOWING 5 OPTIONS ARE S&P MANAGED PORTFOLIOS

__ CHECK HERE FOR AUTOMATIC REBALANCING.  Only the Portfolios           227   ____%  JNL/S&P Managed Conservative
   selected above and the 1-year Fixed Account (if selected)            226   ____%  JNL/S&P Managed Moderate
   will participate in the program. The 3, 5 and 7 year Fixed           117   ____%  JNL/S&P Managed Moderate Growth
   Accounts are not available for Automatic Rebalancing.                118   ____%  JNL/S&P Managed Growth
                                                                        119   ____%  JNL/S&P Managed Aggressive Growth

Frequency: __ Monthly      __ Quarterly                                 FIXED ACCOUNT OPTIONS
           __ Semi-Annual  __ Annual
                                                                        041 ____% 1-year
Start Date: _______________________                                     043 ____% 3-year
                                                                        045 ____% 5-year
                                                                        047 ____% 7-year

If no date is selected, the program will begin one month/quarter/half-year/year (depending on the frequency you selected) from the date JNL/NY applies the first premium payment.
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IMPORTANT - PLEASE READ CAREFULLY.
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1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained above are true, complete and correctly recorded.

2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct.

3. I (WE) UNDERSTAND THAT ANNUITY BENEFITS AND WITHDRAWAL VALUES, IF ANY, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A PORTFOLIO IN
   THE SEPARATE ACCOUNT OF JNL(R)/NY ARE VARIABLE AND MAY BE INCREASED OR DECREASED, AND THE DOLLAR AMOUNTS ARE NOT GUARANTEED.

4. I (We) have been given a current prospectus for this variable annuity for each available Portfolio.

5. The contract I (we) have applied for is suitable for my (our) insurance objective, financial situation and needs.

6. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my contract value.

7. I (WE) UNDERSTAND THAT ALLOCATIONS TO THE FIXED ACCOUNT OPTION(S) ARE SUBJECT TO AN ADJUSTMENT IF WITHDRAWN OR TRANSFERRED PRIOR
   TO THE END OF THE APPLICABLE PERIOD, WHICH MAY REDUCE AMOUNTS WITHDRAWN OR TRANSFERRED.

8. If I (we) have elected the Capital Protection Program, I (we) hereby acknowledge receipt of the "CAPITAL PROTECTION PROGRAM
   SUPPLEMENTAL APPLICATION."
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SIGNATURES * Must be completed for "Good Order"
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SIGNED AT* (city, state)                                        DATE SIGNED* (mm/dd/yyyy)

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Owner's Signature                                       Annuitant's Signature (if other than Owner)

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Joint Owner's Signature                                 Joint Annuitant's Signature (if other than Joint Owner)

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PRODUCER/FINANCIAL REPRESENTATIVE'S STATEMENT

I certify that: I am authorized and qualified to discuss the Contract herein applied for; I have fully explained the Contract to the client, including contract restrictions and charges; I believe this transaction is suitable given the client's financial situation and needs; I have complied with requirements for disclosures and/or replacements as necessary; and to the best of my knowledge and belief the applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate. (If a replacement, please provide a replacement form or other special forms where required by state law.)
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Producer/Financial Representative's Full Name (please print)                    Phone No. (include area code)

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Producer/Financial Representative's Signature                                   Date Signed (mm/dd/yyyy)

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Address (number and street)                             City, State, ZIP

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E-Mail Address                                          Contact your home office for program information.
                                                        __ Option A   __  Option B   __ Option C   __ Option D   __ Option E
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Broker/Dealer Name                      Broker/Dealer Representative No.                JNL/NY Producer/Representative No.

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                     MAILING ADDRESS AND CONTACT INFORMATION
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        FOR CONTRACTS PURCHASED THROUGH A NON-BANK BROKER/DEALER, SEND TO:

                                  REGULAR MAIL
                              JNL/NY Service Center
                                 P.O. Box 378004
                              Denver, CO 80237-8004

                                 OVERNIGHT MAIL
                              JNL/NY Service Center
                          8055 E. Tufts Ave., 2nd floor
                                Denver, CO 80237

              CUSTOMER CARE: 800/599-5651 (8:00 a.m. to 8:00 p.m. ET)
                                FAX: 800/701-0125
                           E-MAIL: contactus@jnlny.com


     FOR CONTRACTS PURCHASED THROUGH A BANK OR FINANCIAL INSTITUTION, SEND TO:

                                  REGULAR MAIL
                            JNL/NY IMG Service Center
                                 P.O. Box 33178
                             Detroit, MI 48232-5178


                                 OVERNIGHT MAIL
                            JNL/NY IMG Service Center
                                 c/o Drawer 5178
                               12425 Merriman Road
                             Livonia, MI 48151-0688

                 CUSTOMER CARE: 888/464-7779 (8:00 a.m. to 8:00 p.m. ET)
                                FAX: 517/367-4669
                           E-MAIL: contactus@jnlny.com
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         Not FDIC/NCUA insured * Not Bank/CU guaranteed * May lose value
               Not a deposit * Not insured by any federal agency

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